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                                                                    Exhibit 23.2
                                                                    ------------

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Amendment No. 2 to the Registration Statement on Form S-4 of Resolution Performance Products LLC of our report dated March 15, 2001 relating to the financial statements which appear in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
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PRICEWATERHOUSECOOPERS LLP

May 8, 2001